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Supplement to Statement of Additional Information dated March 1, 2022

December 1, 2022
HARBOR HIGH-YIELD BOND FUND
The Boards of Trustees of Harbor Funds and Harbor ETF Trust (the “Boards”) have approved the reorganization (the “Reorganization”) of the Harbor High-Yield Bond Fund (the “Target Fund”), a series of Harbor Funds, into the Harbor Scientific Alpha High-Yield ETF (the “Acquiring Fund”), a series of Harbor ETF Trust that operates as an exchange-traded fund (“ETF”). With respect to the fund that it oversees, each Board determined that the Reorganization is in the best interest of the fund’s shareholders and that the interests of shareholders will not be diluted as a result of the Reorganization. The Reorganization is expected to occur on or about the close of business on February 24, 2023 (the “Reorganization Date”), and as a result, shareholders of the Target Fund will automatically become shareholders of the Acquiring Fund on such date. A shareholder vote is not required to complete the Reorganization.
Harbor Capital Advisors, Inc. (the “Adviser”), the investment adviser to the Target Fund and the Acquiring Fund, recommended the Reorganization because the Adviser believes that the Reorganization is in the best interest of Target Fund and Acquiring Fund shareholders. The Reorganization is designed to provide Target Fund shareholders with the opportunity to participate in a fund with an identical investment objective, an investment strategy focused on investing in high-yield bonds, and similar policies and restrictions with a lower expense ratio than the Target Fund. Additionally, shareholders of the combined fund may benefit in the future from potentially greater prospects for asset growth over time.
The Adviser is responsible for the transition of the Target Fund’s portfolio in connection with the Reorganization. The Adviser seeks to continue to provide Target Fund shareholders with exposure to the high-yield bond asset class during the transition period. The Adviser has instructed Shenkman Capital Management, Inc. (“Shenkman Capital”), the subadviser to the Target Fund, to sell securities that will not transfer to the Acquiring Fund and to otherwise manage the Target Fund in accordance with its principal investment strategy. Harbor Capital and Shenkman Capital will continue to work together regarding additional details related to the preparation of the Target Fund with respect to the Reorganization. Shenkman Capital does not serve as a subadviser to the Acquiring Fund. The Acquiring Fund is subadvised by BlueCove Limited.
On or around February 15, 2023, Shenkman Capital will cease serving as subadviser to the Target Fund. Following the termination of Shenkman Capital as subadviser, a transition broker is expected to reposition the Target Fund’s portfolio at the direction of the Adviser in order to align it with that of the Acquiring Fund in advance of the Reorganization.
The Target Fund may depart from its stated investment objective and policies as it prepares to reorganize into the Acquiring Fund.
An information statement/prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of the Target Fund in advance of the Reorganization. In light of the Reorganization, the Target Fund is now closed to new investors. Existing shareholders may continue to purchase shares of the Target Fund (including through exchanges) until February 21, 2023. All purchases of shares of the Target Fund will be suspended on February 21, 2023 to enable the Reorganization to be effected.
In connection with the closing of the Reorganization, shareholders of each class of the Target Fund will receive shares of the Acquiring Fund (except as noted below). Under the terms of the proposed Agreement and Plan of Reorganization, the Target Fund’s assets and liabilities will be transferred to the Acquiring Fund in return for shares of the Acquiring Fund with equal total net asset value at the time of the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Target Fund held at the time of the Reorganization. For any fractional shares of the Target Fund owned by a shareholder at the time of the Reorganization, such shareholder shall receive a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.
Importantly, in order to receive shares of the Acquiring Fund, which is an ETF, as part of the Reorganization, Target Fund shareholders must hold their shares of the Target Fund through a brokerage account eligible to hold and trade shares of an ETF.
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Shareholders holding shares directly with the Target Fund should call the Target Fund at 800-422-1050 or by sending an email request to literature@harborcapital.com to discuss the process of transferring shares to a brokerage account that permits investment in ETF shares.
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Shareholders holding shares in a brokerage account that does not permit investment in ETF shares should contact their financial intermediary to establish a brokerage account that permits investment in ETF shares.
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Shareholders holding shares through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of an ETF on its platform may need to redeem their shares or have their shares transferred to another investment option before the Reorganization. These shareholders should contact their plan sponsor or other applicable financial intermediary.
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Shareholders holding shares through a fund direct IRA and who do not take action prior to the Reorganization will receive cash equal in value to the NAV of their shares of the Target Fund as of the Reorganization Date.

Supplement to Statement of Additional Information dated March 1, 2022 — Continued

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No further action is required for Target Fund shareholders that hold shares of the Target Fund through a brokerage account that can hold shares of an ETF.
In connection with the Reorganization discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of the Target Fund unless and until the registration statement becomes effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s web site at sec.gov. These materials also will be available at harborcapital.com and a paper copy can be obtained at no charge by calling 800-422-1050.
This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.
Investors Should Retain This Supplement For Future Reference
S1222.SAI.HF